Exhibit 99.1

News Release

CONTACT: Media Relations 972-940-6007	Exxon Mobil Corporation 22777 Springwoods Village Parkway Spring, TX 77389

FOR IMMEDIATE RELEASE JuLY 13, 2023

ExxonMobil Announces Acquisition of Denbury

•	Combined assets and capabilities further accelerate ExxonMobil’s Low Carbon Solutions business and create an even more compelling customer decarbonization proposition

•	Leading CCS network underpins ExxonMobil’s commitment to low carbon value chains including CCS, hydrogen, ammonia, biofuels, and direct air capture

•	Transaction synergies expected to enable more than 100 MTA of emissions reductions over time, driving strong growth and returns

SPRING, Texas – Exxon Mobil Corporation (NYSE: XOM) today announced it has entered into a definitive agreement to acquire Denbury Inc. (NYSE: DEN), an experienced developer of carbon capture, utilization and storage (CCS) solutions and enhanced oil recovery. The acquisition is an all-stock transaction valued at $4.9 billion, or $89.45 per share based on ExxonMobil’s closing price on July 12, 2023. Under the terms of the agreement, Denbury shareholders will receive 0.84 shares of ExxonMobil for each Denbury share.

“Acquiring Denbury reflects our determination to profitably grow our Low Carbon Solutions business by serving a range of hard-to-decarbonize industries with a comprehensive carbon capture and sequestration offering,” said Darren Woods, Chairman and CEO. “The breadth of Denbury’s network, when added to ExxonMobil’s decades of experience and capabilities in CCS, gives us the opportunity to play an even greater role in a thoughtful energy transition, as we continue to deliver on our commitment to provide the world with the vital energy and products it needs.”

The transaction synergies are expected to drive strong growth and returns for ExxonMobil. The acquisition of Denbury provides ExxonMobil with the largest owned and operated CO2 pipeline network in the U.S. at 1,300 miles, including nearly 925 miles of CO2 pipelines in Louisiana, Texas, and Mississippi – located within one of the largest U.S. markets for CO2 emissions, as well as 10 strategically located onshore sequestration sites. A cost-efficient transportation and storage system accelerates CCS deployment for ExxonMobil and third-party customers over the next decade and underpins multiple low carbon value chains including CCS, hydrogen, ammonia, biofuels, and direct air capture.

Chris Kendall, Denbury’s President and Chief Executive Officer commented, “This transaction is a compelling opportunity for Denbury to join an admired global energy leader with a low-carbon focus, a robust balance sheet and a leading shareholder return program. Over the last few years, Denbury has made significant progress executing our strategic plan, strengthening our enhanced oil recovery operations and capitalizing on our unrivaled infrastructure to accelerate the growth of our CO2 transportation and storage business. To build even further on this positive momentum, the Denbury Board of Directors and management team undertook a thorough review process and considered a number of alternatives to maximize long-term value. Through this process, it became clear that the transaction with ExxonMobil is in the best interests of our company, our shareholders, and all Denbury stakeholders. Importantly, given the significant capital and years of work required to fully develop our CO2 business, ExxonMobil is the ideal partner with extensive resources and capabilities. The all-equity consideration will allow Denbury shareholders to participate in the upside of ExxonMobil’s stock while benefitting from its strong capital return strategy. We look forward to bringing together our highly complementary cultures and teams to realize the long-term value and benefits of this combination.”

“Denbury’s advantaged CO2 infrastructure provides significant opportunities to expand and accelerate ExxonMobil’s low-carbon leadership across our Gulf Coast value chains,” said Dan Ammann, President, ExxonMobil Low Carbon Solutions. “Once fully developed and optimized, this combination of assets and capabilities has the potential to profitably reduce emissions by more than 100 million metric tons per year in one of the highest-emitting regions of the U.S.”

In addition to Denbury’s carbon capture and storage assets, the acquisition includes Gulf Coast and Rocky Mountain oil and natural gas operations. These operations consist of proved reserves totaling over 200 million barrels of oil equivalent, with 47,000 oil-equivalent barrels per day of current production, providing immediate operating cash flow and near-term optionality for CO2 offtake and execution of the CCS business.

The boards of directors of both companies have unanimously approved the transaction, which is subject to customary regulatory reviews and approvals. It is also subject to approval by Denbury shareholders. The transaction is expected to close in the 4th quarter of 2023.

For more information on the acquisition, the investor presentation is available at ExxonMobil Investor website.

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About ExxonMobil

ExxonMobil, one of the largest publicly traded international energy and petrochemical companies, creates solutions that improve quality of life and meet society’s evolving needs.

The corporation’s primary businesses – Upstream, Product Solutions and Low Carbon Solutions – provide products that enable modern life, including energy, chemicals, lubricants, and lower-emissions technologies and services. ExxonMobil holds an industry-leading portfolio of resources, and is one of the largest integrated fuels, lubricants and chemical companies in the world.

In 2021, ExxonMobil announced Scope 1 and 2 greenhouse gas emission-reduction plans for 2030 for operated assets, compared to 2016 levels. The plans are to achieve a 20-30% reduction in corporate-wide greenhouse gas intensity; a 40-50% reduction in greenhouse gas intensity of upstream operations; a 70-80% reduction in corporate-wide methane intensity; and a 60-70% reduction in corporate-wide flaring intensity.

With advancements in technology and the support of clear and consistent government policies, ExxonMobil aims to achieve net-zero Scope 1 and 2 greenhouse gas emissions from its operated assets by 2050.To learn more, visit exxonmobil.com,  the Energy Factor, and ExxonMobil’s Advancing Climate Solutions.

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About Denbury

Denbury is an independent energy company with operations and assets focused on Carbon Capture, Utilization, and Storage (“CCS”) and Enhanced Oil Recovery (“EOR”) in the Gulf Coast and Rocky Mountain regions. For over two decades, the Company has maintained a unique strategic focus on utilizing CO2 in its EOR operations and since 2012 has also been active in CCS through the injection of captured industrial-sourced CO2. The Company currently injects over four million tons of captured industrial-sourced CO2 annually, with an objective to fully offset its Scope 1, 2, and 3 CO2 emissions by 2030, primarily through increasing the amount of captured industrial-sourced CO2 used in its operations.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between Exxon Mobil Corporation (“ExxonMobil”) and Denbury Inc. (“Denbury”), ExxonMobil and Denbury will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 filed by ExxonMobil that will include a proxy statement of Denbury that also constitutes a prospectus of ExxonMobil. A definitive proxy statement/prospectus will be mailed to stockholders of Denbury. This communication is not a substitute for the registration statement, proxy statement or prospectus or any other document that ExxonMobil or Denbury (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EXXONMOBIL AND DENBURY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about ExxonMobil or Denbury, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by ExxonMobil will be available free of charge on ExxonMobil’s internet website at www.exxonmobil.com under the tab “investors” and then under the tab “SEC Filings” or by contacting ExxonMobil’s Investor Relations Department at investor.relations@exxonmobil.com. Copies of the documents filed with the SEC by Denbury will be available free of charge on Denbury’s internet website at denbury.com under the tab “Investors” and then under the tab “Financial Information” and then under the tab “SEC Filings” or by contacting Denbury’s Investor Relations Department at IR@denbury.com. The information included on, or accessible through, ExxonMobil’s or Denbury’s website is not incorporated by reference into this communication.

Participants in the Solicitation

ExxonMobil, Denbury, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Denbury is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 18, 2023, and in its Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 23, 2023. Information about the directors and executive officers of ExxonMobil is set forth in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 13, 2023, and in its Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 22, 2023. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of ExxonMobil and Denbury, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals that may be required on anticipated terms and Denbury stockholder approval; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of ExxonMobil and Denbury to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against ExxonMobil, Denbury or their respective directors; the risk that disruptions from the proposed transaction will harm ExxonMobil’s or Denbury’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; rating agency actions and ExxonMobil and Denbury’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments, including regulatory implementation of the Inflation Reduction Act, timely and attractive permitting for carbon capture and storage by applicable federal and state regulators, and other regulatory actions targeting public companies in the oil and gas industry and changes in local, national, or international laws, regulations, and policies affecting ExxonMobil and Denbury including with respect to the environment; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the merger that could affect ExxonMobil’s and/or Denbury’s financial performance and operating results; certain restrictions during the pendency of the merger that may impact Denbury’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against ExxonMobil or Denbury, and other political or security disturbances; dilution caused by ExxonMobil’s issuance of additional shares of its common stock in connection with the proposed transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in policy and consumer support for emission-reduction products and technology; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; global or regional changes in the supply and demand for oil, natural gas, petrochemicals, and feedstocks and other market or economic conditions that impact demand, prices and differentials, including reservoir performance; changes in technical or operating conditions, including unforeseen technical difficulties; those risks described in Item 1A of ExxonMobil’s Annual Report on Form 10-K, filed with the SEC on February 22, 2023, and subsequent reports on Forms 10-Q and 8-K, as well as under the heading “Factors Affecting Future Results” on the Investors page of ExxonMobil’s website at www.exxonmobil.com (information included on or accessible through ExxonMobil’s website is not incorporated by reference into this communication); those risks described in Item 1A of Denbury’s Annual Report on Form 10-K, filed with the SEC on February 23, 2023, and subsequent reports on Forms 10-Q and 8-K; and those risks that will be described in the registration statement on Form S-4 and accompanying prospectus available from the sources indicated above. References to resources or other quantities of oil or natural gas may include amounts that ExxonMobil or Denbury believe will ultimately be produced, but that are not yet classified as “proved reserves” under SEC definitions.

These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither ExxonMobil nor Denbury assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on ExxonMobil’s or Denbury’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.